SCHWAB STRATEGIC TRUST
Schwab® Equity ETFs
Schwab® U.S. Broad Market ETF
Schwab 1000 Index® ETF
Schwab® U.S. Large-Cap ETF
Schwab® U.S. Large-Cap Growth ETF
Schwab® U.S. Large-Cap Value ETF
Schwab® U.S. Mid-Cap ETF
Schwab® U.S. Small-Cap ETF
Schwab® U.S. Dividend Equity ETF
Schwab® International Dividend Equity ETF
Schwab® International Equity ETF
Schwab® International Small-Cap Equity ETF
Schwab® Emerging Markets Equity ETF
(each, a fund and collectively, the funds)
Supplement dated January 12, 2024, to the funds’ currently effective Statement of Additional Information (SAI)

This supplement provides new and additional information beyond that contained in the
SAI and should be read in conjunction with the SAI.
The following paragraph is added to the “Management of the Funds” section immediately following the Officers table.
Board Leadership Structure
The Chairman of the Board, Walter W. Bettinger II, is Chief Executive Officer and a member of the Board of Directors of CSC and an interested person of the Trust as that term is defined in the 1940 Act. The Board is comprised of a super-majority (78 percent) of trustees who are not interested persons of the Trust (i.e., independent trustees). There are three primary committees of the Board: the Audit, Compliance and Valuation Committee; the Governance Committee; and the Investment Oversight Committee. Each of the Committees is chaired by an independent trustee, and each Committee is currently comprised solely of independent trustees. The Committee chairs preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the independent trustees and management on matters within the scope of the responsibilities of each Committee as set forth in its Board-approved charter. The independent trustees meet regularly in executive session without management. While the Board does not have single lead independent trustee, the chair of the Governance Committee leads executive sessions held by the independent trustees and coordinates responses from the independent trustees to management. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the independent trustees of the Trust constitute a super-majority of the Board, the fact that Committee chairs are independent trustees, the number of funds (and classes) overseen by the Board, and the total number of trustees on the Board.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REG123399-00 (01/24)
00295650